SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2005 (July 15, 2005)

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One, Suite 300, St. Louis, Missouri 63141
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Exhibit Index begins on page 4.

Item 2.02 Results of Operations and Financial Condition and 7.01 Regulation FD Disclosure

     On July 15, 2005, Arch Coal, Inc. commented on the financial implications to it of recent rail disruptions on U.S. Coal markets as well as Arch Coal, Inc.’s expected 2005 financial performance. A copy of Arch Coal, Inc.’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     The following Exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated July 15, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2005	ARCH COAL, INC
	By:	/s/ Janet L. Horgan
Janet L. Horgan
Assistant General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 15, 2005.

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